UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TTSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Tile Shop Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) online on June 14, 2022, at which a total of 39,470,606 shares were present virtually or by proxy. At the Annual Meeting:

1.	Peter J. Jacullo III and Cabell H. Lolmaugh were elected to the Board of Directors of the Company as Class I directors to hold office until the Company’s 2025 Annual Meeting of Stockholders.

2.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified.

3.	The compensation of the Company’s named executive officers was approved, on a non-binding and advisory basis.

The voting results for each such matter were as follows:

1.	Election of directors:

Nominee	For	Withheld	Broker Non-Votes
Peter J. Jacullo III	28,502,967	1,574,363	9,393,276
Cabell H. Lolmaugh	28,775,834	1,301,496	9,393,276

The other members of the Board of Directors whose terms of office continued after the Annual Meeting were Peter H. Kamin, Mark J. Bonney, Deborah K. Glasser and Linda Solheid.

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
39,354,564	52,078	63,964	0

3.	Approval, on a non-binding and advisory basis, of named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
29,010,276	1,021,354	45,700	9,393,276

Pursuant to the terms of the Stipulation of Settlement, dated as of August 7, 2020, memorializing the terms of the settlement of the litigation brought against the Company and certain current and former directors of the Company by K-Bar Holdings LLC and Wynnefield Capital, Inc. in the Delaware Court of Chancery, all shares purchased by Messrs. Kamin and Jacullo and entities affiliated with them between October 23 and November 8, 2019 (“Kamin and Jacullo Post-Announcement Shares”) were voted in the same proportion as the vote of shares held by Outside Stockholders on Proposals 1, 2, and 3. “Outside Stockholders” means the Company’s public stockholders excluding Cabell Lolmaugh, Robert A. Rucker, Peter J. Jacullo III, Peter H. Kamin, Todd Krasnow and Philip B. Livingston (certain of our current and former directors who were individual defendants in the litigation described above) and the Company, any director or officer of the Company and their immediate family members, affiliates, or entities they control and the employees thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.
	By:	/s/ Karla Lunan
Date: June 14, 2022	Name: Karla Lunan
Title: Senior Vice President and Chief Financial Officer